Exhibit 2.1

AMENDMENT TO BUSINESS COMBINATION AGREEMENT

THIS AMENDMENT TO BUSINESS COMBINATION AGREEMENT (this “Amendment”) is entered into on March 30, 2022 by and among (i) Prenetics Global Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), (ii) Artisan Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), (iii) AAC Merger Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of PubCo, (iv) PGL Merger Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of PubCo, and (v) Prenetics Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”). Each of the forgoing parties is referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, reference is made to the Business Combination Agreement dated as of September 15, 2021 by and among the Parties (the “BCA”);

WHEREAS, the Parties desire to amend certain provisions of the BCA in accordance with Section 11.12 of the BCA and as set forth herein;

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company, SPAC, PubCo, Sponsor, and the independent directors of SPAC are entering into a Sponsor Forfeiture and Conversion Agreement substantially in the form attached hereto as Exhibit A (the “Sponsor Agreement”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of SPAC have agreed to convert their SPAC Class B Ordinary Shares into SPAC Class A Ordinary Shares at the applicable conversion ratios set forth in the Sponsor Agreement; and (ii) the Sponsor has agreed to surrender and forfeit certain SPAC Warrants, in each case immediately prior to the Initial Closing;

WHEREAS, concurrently with the execution and delivery of this Amendment, SPAC, PubCo, Sponsor and each of the Forward Purchase Investors are entering into that certain Amendment to Deed of Novation and Amendment, respectively, substantially in the form attached hereto as Exhibit B (collectively, the “Amendments to Deed of Novation and Amendment”), pursuant to which (i) the number of PubCo Class A Ordinary Shares to be purchased by each Forward Purchase Investor immediately prior to the Acquisition Effective Time, for the consideration set forth therein, shall be equal to the product of (a) such number of PubCo Class A Ordinary Shares that such Forward Purchase Investor has agreed to purchase under the relevant Amended Forward Purchase Agreement multiplied by (b) the Class A Exchange Ratio; (ii) the lock-up period applicable to such Forward Purchase Investor is to be amended; and (iii) such Forward Purchase Investor shall convert the SPAC Class B Ordinary Shares held by it into SPAC Class A Ordinary Shares on a one-for-one basis immediately prior to the Initial Closing;

WHEREAS, concurrently with the execution and delivery of this Amendment, SPAC, PubCo and each of the PIPE Investors are entering into that certain Amendment to PIPE Subscription Agreement, respectively, substantially in the form attached hereto as Exhibit C (collectively, the “Amendments to PIPE Subscription Agreement”), pursuant to which the number of PubCo Class A Ordinary Shares to be purchased by each PIPE Investor immediately prior to the Acquisition Effective Time, for the consideration set forth therein, shall be equal to the product of (a) such number of PubCo Class A Ordinary Shares that such PIPE Investor has agreed to purchase under the relevant PIPE Subscription Agreement multiplied by (b) the Class A Exchange Ratio;

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company, SPAC, PubCo, Sponsor, and certain other Persons identified therein are entering into an Amendment to the Sponsor Support Agreement substantially in the form attached hereto as Exhibit D (the “Amendment to Sponsor Support Agreement”), pursuant to which the lock-up period applicable to Sponsor is to be amended; and

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company, SPAC, PubCo and certain management shareholders of the Company are entering into an Amendment to the Shareholder Support Agreement substantially in the form attached hereto as Exhibit E (the “Amendment to Management Shareholder Support Agreement”), pursuant to which the lock-up period applicable to the Key Executive is to be amended.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Defined Terms. Unless otherwise revised pursuant to this Amendment, all capitalized terms used but not defined in this Amendment shall have the meaning assigned to such terms in the BCA and the rules of interpretation set forth in Section 1.2 of the BCA shall also apply to this Amendment.

2.	Amendments.

(a)	Section 1.1 of the BCA is hereby amended to add the terms “Class B Recapitalization”, “Post-Redemption SPAC Share Number” and “Sponsor Agreement” and delete and replace the terms “Price per Share” and “Transaction Documents” in their entirety as follows:

“Class B Recapitalization” means (a) the forfeiture and conversion of certain SPAC Class B Ordinary Shares by the Sponsor and the independent directors of SPAC; (b) the surrender and forfeiture of certain SPAC Warrants by the Sponsor, in each case of (a) and (b) pursuant to and subject to the terms and conditions of the Sponsor Agreement immediately prior to the Initial Closing; and (c) the conversion of all the SPAC Class B Ordinary Shares held by the Forward Purchase Investors on a one-for-one basis pursuant to and subject to the terms and conditions of the Amendments to the Deed of Novation and Amendment immediately prior to the Initial Closing.

“Post-Redemption SPAC Share Number” means, without duplication, (a) the aggregate number of SPAC Class A Ordinary Shares issued and outstanding as of immediately prior to the Class B Recapitalization, minus (b) the SPAC Shares referred to in Section 2.2(h)(iv) issued and outstanding immediately prior to the Class B Recapitalization, minus (c) the Redeeming SPAC Shares issued and outstanding immediately prior to the Class B Recapitalization, minus (d) the Dissenting SPAC Shares issued and outstanding immediately prior to the Class B Recapitalization.

“Price per Share” means an amount equal to (a) (x) $1,150,000,000 minus (y) $20,520,000, divided by (b) the Fully-Diluted Company Shares.

“Sponsor Agreement” means the Sponsor Forfeiture and Conversion Agreement dated as of March 30, 2022 by and among the Company, SPAC, PubCo, Sponsor, and the independent directors of SPAC, pursuant to which, among other things, and subject to the terms and conditions set forth therein, the Class B Recapitalization relating to the SPAC Class B Ordinary Shares of the Sponsor and the independent directors of SPAC and the SPAC Warrants of the Sponsor shall be effected.

“Transaction Documents” means, collectively, this Agreement, the NDA, the Subscription Agreements, the Amendments to Deed of Novation and Amendment, the Amendments to PIPE Subscription Agreement, the Permitted Equity Subscription Agreements, the Sponsor Agreement, the Sponsor Support Agreement, the Amendment to Sponsor Support Agreement, the Shareholder Support Agreements, the Amendment to Management Shareholder Support Agreement, the Registration Rights Agreement, the Assignment, Assumption and Amendment Agreement, the Initial Merger Filing Documents, the Acquisition Merger Filing Documents and any other agreements, documents or certificates entered into or delivered pursuant hereto or thereto, and the expression “Transaction Document” means any one of them.

(b)	Section 2.2(h)(ii) of the BCA is hereby amended and restated in its entirety as follows:

“(ii)          SPAC Ordinary Shares. Immediately following the separation of each SPAC Unit in accordance with Section 2.2(h)(i), each SPAC Class A Ordinary Share (which, for the avoidance of doubt, includes the SPAC Class A Ordinary Shares held as a result of the Unit Separation and the SPAC Class A Ordinary Shares issued in the Class B Recapitalization) issued and outstanding immediately prior to the Initial Merger Effective Time (other than any SPAC Shares referred to in Section 2.2(h)(iv), Redeeming SPAC Shares and Dissenting SPAC Shares) shall automatically be cancelled and cease to exist in exchange for the right to receive, upon delivery of the applicable Letter of Transmittal (if any) in accordance with Section 2.5, the number of newly issued PubCo Class A Ordinary Shares equal to the lower of: (A) 1.29; and (B) (1) (x) the Post-Redemption SPAC Share Number, plus (y) 3,000,000, divided by (2) the Post-Redemption SPAC Share Number (the lower of (A) and (B), the “Class A Exchange Ratio”), subject to rounding pursuant to Section 2.5(e). As of the Initial Merger Effective Time, each SPAC Shareholder shall cease to have any other rights in and to such SPAC Shares, except as expressly provided herein.”

(c)	Section 2.2(h)(iii) of the BCA is hereby amended and restated in its entirety as follows:

“(iii)         Exchange of SPAC Warrants. Each SPAC Warrant (which, for the avoidance of doubt, (x) includes the SPAC Warrants held as a result of the Unit Separation and (y) excludes the SPAC Warrants surrendered and forfeited by the Sponsor in the Class B Recapitalization) outstanding immediately prior to the Initial Merger Effective Time shall cease to be a warrant with respect to SPAC Ordinary Shares and be assumed by PubCo and converted into a warrant to purchase such number of PubCo Class A Ordinary Share equal to the Class A Exchange Ratio (each, a “PubCo Warrant”). Each PubCo Warrant shall continue to have and be subject to substantially the same terms and conditions as were applicable to such SPAC Warrant immediately prior to the Initial Merger Effective Time (including any repurchase rights and cashless exercise provisions) in accordance with the provisions of the Assignment, Assumption and Amendment Agreement.”

(d)	Section 7.4(a) of the BCA is hereby amended and restated in its entirety as follows:

“(a)          the board of directors of PubCo (i) shall have been reconstituted to consist of five (5) directors, which shall be (A) the SPAC Director and (B) such other Persons as the Company may designate pursuant to a written notice to be delivered to PubCo sufficiently in advance to allow for inclusion of such Persons in the Proxy/Registration Statement and (ii) shall have reconstituted its applicable committees to consist of the directors designated by the Company prior to the Acquisition Closing Date; provided, however, that any such directors designated by the Company in accordance with clause (ii) of this sentence as members of the audit committee shall qualify as “independent” under the Nasdaq listing rules;”

(e)	Miscellaneous.

(i)	Except as expressly amended and/or superseded by this Amendment, the BCA remains and shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the BCA, except as expressly set forth herein. Upon the execution and delivery hereof, the BCA shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the BCA. This Amendment and the BCA shall each henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the BCA. If and to the extent there are any inconsistencies between the BCA and this Amendment with respect to the matters set forth herein, the terms of this Amendment shall control.

(ii)	All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the BCA shall refer to the BCA as amended by this Amendment. Notwithstanding the foregoing, references to the date of the BCA (as amended hereby) and references in the BCA to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to September 15, 2021.

(iii)	Section 11.7 (Governing Law), Section 11.8 (Consent to Jurisdiction), Section 11.9 (Headings; Counterparts) and Section 11.11 (Entire Agreement) of the BCA are each hereby incorporated by reference mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties have hereunto caused this Amendment to be duly executed as of the date first above written.

SPAC:

Artisan Acquisition Corp.

By:	/s/ Cheng Yin Pan
Name: Cheng Yin Pan
Title: Director

[Signature Page to Amendment to Business Combination Agreement]

MERGER SUB 1:

AAC Merger Limited

By:	/s/ Danny Yeung
Name: Danny Yeung
Title: Director

MERGER SUB 2:

PGL Merger Limited

By:	/s/ Danny Yeung
Name: Danny Yeung
Title: Director

PUBCO:

Prenetics Global Limited

By:	/s/ Danny Yeung
Name: Danny Yeung
Title: Director

[Signature Page to Amendment to Business Combination Agreement]

COMPANY:

Prenetics Group Limited

By:	/s/ Danny Yeung
Name: Danny Yeung
Title: CEO

[Signature Page to Amendment to Business Combination Agreement]

Exhibit A

Form of Sponsor Agreement

EXECUTION VERSION

SPONSOR FORFEITURE AND CONVERSION AGREEMENT

THIS SPONSOR FORFEITURE AND CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of [•], 2022, by and among Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Prenetics Group Limited, a Cayman Islands exempted company (the “Company”), Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Artisan LLC, a Cayman Islands limited liability company (the “Sponsor”) and each of the persons (other than Sponsor) listed on Schedule A hereto (each an “Insider”, and collectively, the “Insiders”, and together with the Sponsor, the “Founder Share Holders”, and each a “Founder Share Holder”). PubCo, the Company, SPAC, the Sponsor and the Insiders are collectively referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, PubCo, the Company, SPAC, AAC Merger Limited, a Cayman Islands exempted company (“Merger Sub 1”), and PGL Merger Limited, a Cayman Islands exempted company (“Merger Sub 2”) entered into a Business Combination Agreement dated as of September 15, 2021 (as amended by an amendment agreement dated as of the date hereof (the “BCA Amendment”) and may be further amended, restated or supplemented from time to time, the “Business Combination Agreement”), pursuant to which, among other things, SPAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity and a wholly-owned subsidiary of PubCo, and Merger Sub 2 will merge with and into the Company, with the Company being the surviving entity and a wholly-owned subsidiary of PubCo;

WHEREAS, each Founder Share Holder is, as of the date of this Agreement, the sole legal owner of such number of SPAC Class B Ordinary Shares set forth opposite such Founder Share Holder’s name on Schedule A hereto (the “Pre-Conversion Shares” of such Founder Share Holder);

WHEREAS, as of the date of this Agreement, the Sponsor holds a total of 5,857,898 SPAC Warrants (each a “SPAC Private Placement Warrant”) to purchase SPAC Class A Ordinary Shares at a strike price of eleven dollars fifty cents ($11.50); and

WHEREAS, as a condition to their willingness to enter into the BCA Amendment, SPAC, the Company and PubCo have requested that Sponsor enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the Parties agree as follows:

Article I
Founder Share Forfeiture and Conversion; Sponsor Warrant Forfeiture

1.1           Founder Share Forfeiture and Conversion.

(a)            Each of the Founder Share Holders hereby agrees that immediately prior to the Initial Closing (but subject to the satisfaction or waiver of the conditions precedent to the Initial Closing set forth in Sections 9.1, 9.2 and 9.3 of the Business Combination Agreement), each such Founder Share Holder shall contribute, transfer, assign, convey, and deliver to SPAC, and SPAC shall acquire and accept from each such Founder Share Holder, all of each such Founder Share Holder’s right, title, and interest in, to and under such Founder Share Holder’s Pre-Conversion Shares and, in exchange therefore, SPAC shall issue to each such Founder Share Holder SPAC Class A Ordinary Shares, free and clear of all Encumbrance as provided in Section 1.1(b) below (the “Founder Share Conversion”).

(b)           In connection with the Founder Share Conversion:

(i)            all 9,133,558 Pre-Conversion Shares held by the Sponsor shall be exchanged and converted into such number of SPAC Class A Ordinary Shares equal to (x) 9,133,558 minus 2,200,000, divided by (y) the Class A Exchange Ratio;

(ii)           all 100,000 Pre-Conversion Shares held by the Insiders shall be exchanged and converted into such number of SPAC Class A Ordinary Shares equal to (i) 100,000 divided by (ii) the Class A Exchange Ratio; and

(iii)          for the purpose of this Article I, the “Post-Conversion Shares” of a Founder Share Holder means the SPAC Class A Ordinary Shares that such Founder Share Holder will hold immediately following the consummation of the Founder Share Conversion and before the Initial Closing.

(c)            The SPAC and each Founder Share Holder acknowledge and agree that, with respect to each Founder Share Holder, (i) concurrently with the Founder Share Conversion, all SPAC Class B Ordinary Shares owned by such Founder Share Holder in such number equal to the difference between the respective numbers of such Founder Share Holder’s Pre-Conversion Shares and Post-Conversion Shares shall be, and shall be deemed to have been, (x) surrendered and forfeited to SPAC by such Founder Share Holder for nil consideration and (y) cancelled by SPAC immediately upon surrender and forfeiture and ceased to be issued and outstanding in the SPAC’s share capital (the “Founder Share Forfeiture”); (ii) such Founder Share Holder shall be deemed to have elected to exercise its or his option to convert such number of SPAC Class B Ordinary Shares owned by such Founder Share Holder as is equal to the number of such Founder Share Holder’s Post-Conversion Shares into SPAC Class A Ordinary Shares pursuant to Article 18.1(a) of the SPAC Charter immediately prior to the Initial Closing; and (iii) upon the Founder Share Forfeiture, the Founder Share Conversion shall (x) represent a conversion of such Founder Share Holder’s SPAC Class B Ordinary Shares into SPAC Class A Ordinary Shares in accordance with the SPAC Charter (including Article 18 thereof), and (y) for the purposes of Cayman Islands law and pursuant to the SPAC Charter, take effect as a compulsory redemption without notice of such Founder Share Holder’s SPAC Class B Ordinary Shares and, on behalf of such Founder Share Holder, automatic application of such redemption proceeds in paying for the new SPAC Class A Ordinary Shares into which such Founder Share Holder’s SPAC Class B Ordinary Shares have been converted or exchanged at a price per SPAC Class B Ordinary Share necessary to give effect to a conversion or exchange calculated on the basis that the SPAC Class A Ordinary Shares to be issued as part of the conversion or exchange will be issued at par.

(d)           For the avoidance of doubt, immediately following the consummation of the Founder Share Conversion and the Initial Merger Effective Time, Sponsor will hold 6,933,558 PubCo Class A Ordinary Shares, and the Insiders will hold an aggregate of 100,000 PubCo Class A Ordinary Shares.

(e)            No share or similar certificates will be issued in connection with the Founder Share Conversion, and SPAC will record the conversion of the SPAC Class B Ordinary Shares into the SPAC Class A Ordinary Shares that the respective Founder Share Holders are acquiring pursuant to the terms and conditions of this Article I on its books and records. Following the Founder Share Conversion, all SPAC Class B Ordinary Shares held by the Founder Share Holders shall be cancelled and cease to be outstanding.

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(f)            The Founder Share Conversion (i) shall be applicable only in connection with the Initial Merger and this Agreement, and (ii) shall be void and of no force and effect in the event this Agreement is terminated prior to the Initial Closing.

(g)           Notwithstanding the foregoing of this Article I, if (i) after completion of the Founder Share Conversion, the Initial Closing does not occur and the Business Combination Agreement is terminated, or (ii) after completion of the Initial Closing, the Acquisition Closing does not occur and the Business Combination Agreement is terminated, each of SPAC, PubCo and the Founder Share Holders shall take all such actions that are necessary, proper or advisable under applicable Laws such that each Founder Share Holder shall, to the fullest extent possible, be returned to the position in which such Founder Share Holder would have been, and would be entitled to all rights and benefits that such Founder Share Holder would have had, if the Founder Share Conversion had not occurred.

1.2           Tax Treatment of Founder Share Conversion. The Parties intend that the Founder Share Conversion will be treated as a tax-free recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

1.3           Sponsor Warrant Forfeiture.

(a)           The Sponsor agrees that, immediately prior to the Initial Closing, the Sponsor shall automatically irrevocably forfeit and surrender to SPAC for no consideration, as a contribution to the capital of SPAC, such number of SPAC Private Placement Warrants equal to (a) 5,857,898 minus (b) the quotient obtained by dividing 5,857,898 by the Class A Exchange Ratio (the “Forfeited Warrants”; and such forfeiture of the Forfeited Warrants, the “Sponsor Warrant Forfeiture”). All Forfeited Warrants shall be automatically and immediately cancelled by SPAC upon the Sponsor Warrant Forfeiture and SPAC shall direct its transfer agent (or such other intermediaries as appropriate) to take any and all such actions incident thereto.

(b)           For the avoidance of doubt, (i) pursuant to the Business Combination Agreement and the Assignment, Assumption and Amendment Agreement, at the Initial Merger Effective Time, all SPAC Warrants held by the Sponsor immediately prior to the Initial Merger Effective Time (other than the Forfeited Warrants) shall cease to be a warrant with respect to SPAC Ordinary Shares and be assumed by PubCo and converted into the same number of PubCo Warrants (the “Warrant Exchange”); and (ii) following the Sponsor Warrant Forfeiture and the Warrant Exchange, the PubCo Warrants held by Sponsor immediately after the Initial Merger Effective Time shall be exercisable, subject to the terms of the PubCo Warrants, for 5,857,898 PubCo Class A Ordinary Shares.

(c)           SPAC and the Sponsor shall take such actions as are necessary to cause the Forfeited Warrants to be retired and canceled, after which such Forfeited Warrants shall no longer be issued, outstanding, convertible or exercisable.

Article II
General Provisions.

2.1           Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, PubCo and SPAC in accordance with Section 11.3 of the Business Combination Agreement and to Sponsor at its address set forth below (or at such other address for a Party as shall be specified by like notice):

Address: Room 1111, New World Tower 1, 18 Queen’s Road, Central, Hong Kong
Email: ben.cheng@c-venturesfund.com
Attention: Ben Cheng

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2.2           Termination. This Agreement shall automatically terminate, without any notice or other action by any Party, be void ab initio upon the termination of the Business Combination Agreement in accordance with its terms before the Initial Closing, and upon such termination, no Party shall have any liability hereunder other than for its actual fraud or for its willful and material breach of this Agreement prior to such termination.

2.3           Amendments. This Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Agreement, which makes reference to this Agreement and which shall be executed by all Parties.

2.4           Miscellaneous. The provisions of Section 1.2 and Article XI of the Business Combination Agreement (other than Sections 11.1 (Trust Account Waiver), 11.10 (Disclosure Letters), 11.12 (Amendments), 11.18 (Non-Survival of Representations, Warranties and Covenants) and 11.19 (Conflicts and Privilege) thereof) are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

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IN WITNESS WHEREOF, each Party has duly executed and delivered this Agreement, all as of the date first written above.

ARTISAN LLC

Signature: ___________________

Name: ______________________

Title: _______________________

[Signature Page to Sponsor Forfeiture and Conversion Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Agreement, all as of the date first written above.

ARTISAN ACQUISITION CORP.

Signature: ___________________

Name: ______________________

Title: _______________________

[Signature Page to Sponsor Forfeiture and Conversion Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Agreement, all as of the date first written above.

PRENETICS GLOBAL LIMITED

Signature: ___________________

Name: ______________________

Title: _______________________

[Signature Page to Sponsor Forfeiture and Conversion Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Agreement, all as of the date first written above.

PRENETICS GROUP LIMITED

Signature: ___________________

Name: ______________________

Title: _______________________

[Signature Page to Sponsor Forfeiture and Conversion Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Agreement, all as of the date first written above.

WILLIAM KELLER

Signature: ___________________

[Signature Page to Sponsor Forfeiture and Conversion Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Agreement, all as of the date first written above.

MITCH GARBER

Signature: ___________________

[Signature Page to Sponsor Forfeiture and Conversion Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Agreement, all as of the date first written above.

FAN (FRANK) YU

Signature: ___________________

[Signature Page to Sponsor Forfeiture and Conversion Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Agreement, all as of the date first written above.

SEAN O’NEILL

Signature: ___________________

[Signature Page to Sponsor Forfeiture and Conversion Agreement]

Schedule A

Schedule of Founder Share Holders

Founder Share Holders	Number of SPAC Class B Ordinary Shares
Artisan LLC	9,133,558
William Keller	25,000
Mitch Garber	25,000
Fan (Frank) Yu	25,000
Sean O’Neill	25,000

Schedule A

Exhibit B

Form of Amendment to Deed of Novation and Amendment

EXECUTION VERSION

DEED OF AMENDMENT

THIS DEED OF AMENDMENT (this “Amendment Deed”), dated as of [●], 2022, is made by and among Artisan Acquisition Corp., a Cayman Islands exempted company (the “Company”), Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Artisan LLC, a Cayman Islands limited liability company (the “Sponsor”) and the party listed as the “Purchaser” on the signature page hereof (the “Purchaser”).

WHEREAS, the parties hereto are parties to the forward purchase agreement, dated as of March 1, 2021 (the “Existing Agreement”), as novated and amended by a deed of novation and amendment dated as of September 15, 2021 by and among the parties hereto (the “Novation Agreement,” and the Existing Agreement as novated and amended by the Novation Agreement, the “Amended Forward Purchase Agreement”);

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, PubCo, Merger Sub 1, Merger Sub 2 and Prenetics Group Limited, a Cayman Islands exempted company (the “Target”) are entering into an amendment agreement (the “BCA Amendment”) to amend the business combination agreement dated as of September 15, 2021 by and among PubCo, the Company, the Target, Merger Sub 1 and Merger Sub 2 (the “Existing BCA”, and the Existing BCA as amended by the BCA Amendment and may be further amended, supplemented or otherwise modified from time to time, the “Amended BCA”);

WHEREAS, concurrently with the execution of this Amendment Deed, Target, the Company, PubCo, Sponsor, and the independent directors of the Company are entering into a Sponsor Forfeiture and Conversion Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of the Company have agreed to convert their Class B Shares into Class A Shares at the applicable conversion ratios set forth therein; and (ii) the Sponsor has agreed to surrender and forfeit certain warrants, in each case immediately prior to the Initial Closing;

WHEREAS, Section 5(d) of the Novation Agreement provides that the Novation Agreement can only be amended with the prior written consent of the parties hereto;

WHEREAS, as of the date hereof, the Purchaser is the sole and legal owner of 375,000 Class B Shares; and

WHEREAS, the parties hereto desire to amend the Novation Agreement pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended Forward Purchase Agreement.

2.            Amendments to the Novation Agreement. Effective as of the execution hereof,

(a)            Section 1(b)(i)(x) of the Novation Agreement shall be amended and restated in its entirety to read as follows:

“such number of Class A ordinary shares of PubCo equal to (A) 3,000,000 Class A ordinary shares of PubCo multiplied by (B) the Class A Exchange Ratio (such Class A ordinary shares of PubCo, the “PubCo Forward Purchase Shares”)”

(b)            The following sentence is hereby added to the Novation Agreement as Section 3(o):

“(o)         Section 5(a)(A) of the Existing Agreement shall be amended and restated in its entirety to read as follows:

“six months after the Business Combination Closing””

(c)            Section (b)(ii)(2) in Schedule A to the Novation Agreement shall be amended and restated in its entirety to read as follows:

“(2)         “Applicable Period” means the period commencing on the Initial Merger Effective Time (as defined in the Business Combination Agreement) and ending on:

(A)            with respect to fifty percent (50%) of the Lock-Up Securities, the earliest of (x) six (6) months after the Acquisition Closing Date (as defined in the Business Combination Agreement), (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty-(30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and

(B)            with respect to fifty percent (50%) of the Lock-Up Securities, the earliest of (x) twelve (12) months after the Acquisition Closing Date (as defined in the Business Combination Agreement), (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty-(30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date.”

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3.            Additional Agreements.

(a)            The parties hereto hereby confirm that the FPS Purchase Price shall remain unchanged notwithstanding the change to the number of PubCo Forward Purchase Shares pursuant to this Amendment Deed.

(b)            The Purchaser hereby agrees that, immediately prior to the Initial Closing (as defined in the Amended BCA) (but subject to the satisfaction or waiver of the conditions precedent to the Initial Closing set forth in Sections 9.1, 9.2 and 9.3 of the Amended BCA), the Purchaser shall contribute, transfer, assign, convey, and deliver to the Company, and the Company shall acquire and accept from the Purchaser, all of the Purchaser’s right, title, and interest in, to and under 375,000 Class B Shares and, in exchange therefore, the Company shall issue to the Purchaser 375,000 Class A Shares (such conversion of Class B Shares into Class A Shares, the “Founder Share Conversion”).

(c)            The Company and the Purchaser acknowledge and agree that, (i) by effecting the Founder Share Conversion, the Purchaser shall be deemed to have elected to exercise its option to convert all Class B Shares into Class A Shares pursuant to Article 18.1(a) of the Charter immediately prior to the Initial Closing; and (ii) for the purposes of Cayman Islands law and pursuant to the Charter, the Founder Share Conversion shall take effect as a compulsory redemption without notice of all Founder Shares and, on behalf of the Purchaser, automatic application of such redemption proceeds in paying for the new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par.

(d)            No share or similar certificates will be issued in connection with the Founder Share Conversion, and the Company will record the conversion of 375,000 Class B Shares into 375,000 Class A Shares on its books and records. Following the Founder Share Conversion, all Class B Shares held by the Purchaser shall be cancelled and cease to be outstanding.

(e)            The Founder Share Conversion (i) shall be applicable only in connection with the Initial Merger and this Amendment Deed, and (ii) shall be void and of no force and effect in the event this Amendment Deed is terminated prior to the Initial Closing.

(f)             Notwithstanding the foregoing of this Section 3, if (i) after completion of the Founder Share Conversion, the Initial Closing does not occur and the Amended BCA is terminated, or (ii) after completion of the Initial Closing, the Acquisition Closing (as defined in the Amended BCA) does not occur and the Amended BCA is terminated, each of the Company, the Sponsor and the Purchaser shall take all such actions that are necessary, proper or advisable under applicable laws such that the Purchaser shall, to the fullest extent possible, be returned to the position in which the Purchaser would have been, and would be entitled to all rights and benefits that the Purchaser would have had, if the Founder Share Conversion had not occurred.

(g)            The parties hereto intend that the Founder Share Conversion will be treated as a tax-free recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

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4.            No Further Amendment. The parties hereto agree that except as provided in this Amendment Deed, each of the Amended Forward Purchase Agreement and the Novation Agreement shall continue in full force and effect, and this Amendment Deed forms an integral and inseparable part of the Novation Agreement.

5.            Termination. This Amendment Deed shall be automatically terminated with immediate effect without further action by any party hereto upon termination of the Novation Agreement.

6.            References. All references to the “Business Combination Agreement” in the Amended Forward Purchase Agreement shall mean the Amended BCA.

7.            Miscellaneous Terms. The provisions of Section 10 (General Provisions) of the Amended Forward Purchase Agreement (other than Section 10(b) (Finder’s Fees)) shall apply to this Amendment Deed, mutatis mutandis, as if set forth in full herein.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Deed to be duly executed as a deed by their duly authorized representatives, all as of the day and year first above written.

PURCHASER

Executed and delivered as a deed by as authorized signatory for and on behalf of [FPA Investor]	) ) ) ) ) )	Duly Authorized Signatory Name:_____________________________ Title: ______________________________
in the presence of: Signature of Witness Name:___________________________

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Deed to be duly executed as a deed by their duly authorized representatives, all as of the day and year first above written.

COMPANY

Executed and delivered as a deed by as authorized signatory for and on behalf of ARTISAN ACQUISITION CORP.	) ) ) ) ) )	Duly Authorized Signatory Name:_____________________________ Title: ______________________________
in the presence of: Signature of Witness Name:___________________________

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Deed to be duly executed as a deed by their duly authorized representatives, all as of the day and year first above written.

SPONSOR

Executed and delivered as a deed by as authorized signatory for and on behalf of ARTISAN LLC	) ) ) ) ) )	Duly Authorized Signatory Name:_____________________________ Title: ______________________________
in the presence of: Signature of Witness Name:___________________________

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Deed to be duly executed as a deed by their duly authorized representatives, all as of the day and year first above written.

PUBCO

Executed and delivered as a deed by as authorized signatory for and on behalf of PRENETICS GLOBAL LIMITED	) ) ) ) ) )	Duly Authorized Signatory Name:_____________________________ Title: ______________________________
in the presence of: Signature of Witness Name:___________________________

[Signature Page to Deed of Amendment]

Exhibit C

Form of Amendment to PIPE Subscription Agreement

EXECUTION VERSION

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”), dated as of [●], 2022, is made by and among Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Prenetics Global Limited, a Cayman Islands exempted company (“Issuer”), and the party listed as the “Investor” on the signature page hereof (the “Investor”).

WHEREAS, the parties hereto are parties to the subscription agreement, dated as of September 15, 2021 (the “Subscription Agreement”), pursuant to and subject to the terms and conditions of which, the Issuer has agreed to issue and sell to the Investor, and the Investor has agreed to purchase from the Issuer certain Class A ordinary shares in the capital of Issuer;

WHEREAS, concurrently with the execution of this Amendment, SPAC, Issuer, Prenetics Group Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), AAC Merger Limited, a Cayman Islands exempted company (“Merger Sub 1”), and PGL Merger Limited, a Cayman Islands exempted company (“Merger Sub 2”) are entering into an amendment agreement (the “BCA Amendment”) to amend the business combination agreement dated as of September 15, 2021 by and among SPAC, the Issuer, the Company, Merger Sub 1 and Merger Sub 2 (the “Existing BCA”, and the Existing BCA as amended by the BCA Amendment and may be further amended, supplemented or otherwise modified from time to time, the “Amended BCA”);

WHEREAS, concurrently with the execution of this Amendment, the Company, SPAC, Issuer, Artisan LLC (the “Sponsor”), and the independent directors of SPAC are entering into a Sponsor Forfeiture and Conversion Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of SPAC have agreed to convert their Class B ordinary shares of SPAC into Class A ordinary shares of SPAC at the applicable conversion ratios set forth therein; and (ii) the Sponsor has agreed to surrender and forfeit certain SPAC warrants, in each case immediately prior to the Initial Closing (as defined in the Transaction Agreement); and

WHEREAS, the parties hereto desire to amend the Subscription Agreement pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

2.            Amendment to the Subscription Agreement. Effective as of the execution hereof:

(a)            The last two sentences in the first paragraph of the Subscription Agreement shall be amended and restated in its entirety to read as follows:

“The aggregate number of Shares to be subscribed for by the Investor pursuant to this Subscription Agreement (the “Subscribed Shares”) shall be (x) the number of Base Shares (as defined and set forth on the signature page of this Subscription Agreement) multiplied by (y) the Class A Exchange Ratio (as defined in the Transaction Agreement). The aggregate purchase price to be paid by the Investor for the Subscribed Shares is referred to herein as the “Subscription Amount.” On or prior to the date of this Subscription Agreement, SPAC and the Issuer are entering into subscription agreements (the “Other Subscription Agreements” and together with the Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Investors,” and together with the Investor, collectively, the “Investors”) with respect to the purchase of Shares (inclusive of the Subscribed Shares) by the Investors on the closing date of the Transaction for an aggregate purchase price of $60,000,000 (inclusive of the Subscription Amount).”

(b)            All information set forth beneath the Investor’s signature block on the Investor’s signature page to the Subscription Agreement shall be amended and restated in its entirety by the information set forth beneath the Investor’s signature block on the Investor’s signature page to this Amendment. For the avoidance of doubt, the parties hereto confirm that the Subscription Amount shall remain unchanged notwithstanding the change to the number of Subscribed Shares pursuant to this Amendment.

3.            No Further Amendment. The parties hereto agree that except as provided in this Amendment, the Subscription Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Subscription Agreement.

4.            References.

(a)          All references to the “Subscription Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Subscription Agreement”) in the Subscription Agreement shall refer to the Subscription Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Subscription Agreement (as amended hereby) and references in the Subscription Agreement to “the date hereof,” “the date of this Subscription Agreement” and terms of similar import shall in all instances continue to refer to September 15, 2021.

(b)            All references to the “Transaction Agreement” in the Subscription Agreement (as amended by this Amendment) shall mean the Amended BCA.

5.            Other Miscellaneous Terms. The provisions of Section 12 (Miscellaneous) of the Subscription Agreement shall apply mutatis mutandis to this Amendment, as if set forth in full herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

Name of Investor:	State/Country of Formation or Domicile:

[INVESTOR]

By:_________________________________
Name:______________________________
Title:_______________________________

Name in which Shares are to be registered (if different):

Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:_______________________________	Attn:_______________________________

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Shares subscribed for: [●] (the “Base Shares”) multiplied by the Class A Exchange Ratio
Price Per Base Share: $10.00
Aggregate Subscription Amount: $[●]

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

ARTISAN ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

PRENETICS GLOBAL LIMITED

By:
Name:
Title:

[Signature Page to Amendment Agreement]

Exhibit D

Form of Amendment to Sponsor Support Agreement

EXECUTION VERSION

DEED OF AMENDMENT

THIS DEED OF AMENDMENT (this “Amendment Deed”) is made and entered into as of [•], 2022 by and among Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Prenetics Group Limited, a Cayman Islands exempted company (the “Company”), Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Artisan LLC, a Cayman Islands limited liability company (“Sponsor”) and each of the persons listed on Schedule A hereto (each an “Insider”, and collectively, the “Insiders”).

WHEREAS, the parties hereto entered into a sponsor support agreement and deed dated as of September 15, 2021 (the “Sponsor Support Agreement”), pursuant to and subject to the terms and conditions of which, the Sponsor and certain Insiders have made certain covenants therein in favor of the PubCo, the Company and SPAC, as applicable;

WHEREAS, concurrently with the execution of this Amendment Deed, PubCo, the Company, SPAC, AAC Merger Limited, a Cayman Islands exempted company (“Merger Sub 1”) and PGL Merger Limited, a Cayman Islands exempted company (“Merger Sub 2”) are entering into an amendment agreement (the “BCA Amendment”) to amend the business combination agreement dated as of September 15, 2021 by and among PubCo, the Company, SPAC, Merger Sub 1 and Merger Sub 2 (the “Existing BCA”, and the Existing BCA as amended by the BCA Amendment and may be further amended, restated or supplemented from time to time, the “Amended BCA”);

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, SPAC, PubCo, Sponsor, and the independent directors of SPAC are entering into a Sponsor Forfeiture and Conversion Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of SPAC have agreed to convert their SPAC Class B Ordinary Shares into SPAC Class A Ordinary Shares at the applicable conversion ratios set forth therein; and (ii) the Sponsor has agreed to surrender and forfeit certain SPAC Warrants, in each case immediately prior to the Initial Closing;

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, SPAC, PubCo, Mr. Danny Sheng Wu Yeung (“Mr. Yeung”) and Mr. Lawrence Chi Hung Tzang (“Mr. Tzang”) are entering into a deed of amendment (the “Shareholder Amendment Deed”) to amend the Shareholder Support Agreement and Deed, dated as of September 15, 2021 by and among the Company, SPAC, PubCo, Mr. Yeung and Mr. Lawrence Tzang, pursuant to which the lock-up period applicable to Mr. Yeung is to be amended;

WHEREAS, Section 8.2 (Miscellaneous) of the Sponsor Support Agreement provides that the Sponsor Support Agreement may be amended by making specific reference to the Sponsor Support Agreement signed by the parties thereto; and

WHEREAS, the parties hereto desire to amend the Sponsor Support Agreement pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Support Agreement.

2.            Amendments to the Sponsor Support Agreement. Effective as of the execution hereof,

(a)            Sections 6.3(b)(i) and 6.3(b)(ii) of the Sponsor Support Agreement shall be amended and restated in its entirety to read as follows:

“(i)          with respect to fifty percent (50%) of the Lock-Up Securities of the Sponsor, the earliest of (x) six (6) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty-(30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date;

(ii)            with respect to fifty percent (50%) of the Lock-Up Securities of the Sponsor, the earliest of (x) twelve (12) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty-(30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and”

(b)            Section 8.2 (Miscellaneous.) of the Sponsor Support Agreement shall be amended and restated in its entirety to read as follows:

“8.2      Miscellaneous. The provisions of Section 1.2 and Article XI of the Business Combination Agreement (other than Sections 11.1 (Trust Account Waiver), 11.10 (Disclosure Letters), 11.12 (Amendments), 11.18 (Non-Survival of Representations, Warranties and Covenants) and 11.19 (Conflicts and Privilege)) thereof are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.”

(c)            The following sentence is hereby added to the Sponsor Support Agreement as Section 8.3:

“8.3      Amendments. This Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Agreement, which makes reference to this Agreement and which shall be executed by all parties hereto.”

3.            Consent and Waiver.

(a)            Each of the Insiders (other than Cheng Yin Pan) hereby acknowledges, agrees and consents to the amendment to the Applicable Period for the Lock-Up Securities of the Sponsor as set forth in Section 2(a) hereof.

(b)            Notwithstanding the foregoing, each of the Insiders (other than Cheng Yin Pan) hereby unconditionally and irrevocably waives (i) his right under Section 6.2 of the Sponsor Support Agreement to amend the Applicable Period for his Lock-Up Securities under the same terms and conditions and on a pro rata basis, and (ii) the requirement under Section 6.2 of the Sponsor Support Agreement that the Company and PubCo provide at least five (5) Business Days’ advance written notice to each of the Insiders (other than Cheng Yin Pan), in each case solely with respect to the Shareholder Amendment Deed. Each of the Insiders (other than Cheng Yin Pan) further confirms that Section 6.3(b)(iii) of the Shareholder Support Agreement shall remain unchanged.

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4.            No Further Amendment. The parties hereto agree that, except as provided herein, all other provisions of the Sponsor Support Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Deed forms an integral and inseparable part of the Sponsor Support Agreement.

5.            References.

(a)            All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Sponsor Support Agreement shall refer to the Sponsor Support Agreement as amended by this Amendment Deed. Notwithstanding the foregoing, references to the date of the Sponsor Support Agreement (as amended hereby) and references in the Sponsor Support Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to September 15, 2021.

(b)            All references to the “Business Combination Agreement” in the Sponsor Support Agreement (as amended by this Amendment Deed) shall mean the Amended BCA.

6.            Amendments. This Amendment Deed may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Amendment Deed, which makes reference to this Amendment Deed and which shall be executed by all parties hereto.

7.            Other Miscellaneous Terms. The provisions of Article VIII (General Provisions) of the Sponsor Support Agreement (as amended by this Amendment Deed) shall apply mutatis mutandis to this Amendment Deed, as if set forth in full herein.

[Signature pages follow]

3

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ARTISAN LLC

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ARTISAN ACQUISITION CORP.

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GLOBAL LIMITED

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GROUP LIMITED

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

CHENG YIN PAN

Signature:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

WILLIAM KELLER

Signature:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

MITCH GARBER

Signature:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

FAN (FRANK) YU

Signature:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

SEAN O’NEILL

Signature:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Deed of Amendment]

Schedule A

Schedule of Insiders

Cheng Yin Pan

William Keller

Mitch Garber

Fan (Frank) Yu

Sean O’Neill

Exhibit E

Form of Amendment to Management Shareholder Support Agreement

DEED OF AMENDMENT

THIS DEED OF AMENDMENT (this “Amendment Deed”) is entered into on [●], 2022 by and among Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Prenetics Group Limited, a Cayman Islands exempted company (the “Company”), Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), and certain Persons listed on Schedule A hereto (each, a “Shareholder” and collectively, the “Shareholders”). Each of the forgoing parties is referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, reference is made to the Shareholder Support Agreement and Deed dated as of September 15, 2021 by and among the Parties (the “Shareholder Support Agreement”);

WHEREAS, concurrently with the execution of this Amendment Deed, PubCo, the Company, SPAC, AAC Merger Limited, a Cayman Islands exempted company (“Merger Sub 1”) and PGL Merger Limited, a Cayman Islands exempted company (“Merger Sub 2”) are entering into an amendment agreement (the “BCA Amendment”) to amend the business combination agreement dated as of September 15, 2021 by and among PubCo, the Company, SPAC, Merger Sub 1 and Merger Sub 2 (the “Existing BCA”, and the Existing BCA as amended by the BCA Amendment and as may be further amended, restated or supplemented from time to time, the “Amended BCA”);

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, SPAC, PubCo, Artisan LLC, a Cayman Islands limited liability company (“Sponsor”), and the independent directors of SPAC are entering into a Sponsor Forfeiture and Conversion Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of SPAC have agreed to convert their Class B ordinary shares of SPAC into Class A ordinary shares of SPAC at the applicable conversion ratios set forth therein; and (ii) the Sponsor has agreed to surrender and forfeit certain SPAC warrants, in each case immediately prior to the Initial Closing (as defined in the Amended BCA);

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, SPAC, PubCo, Sponsor and the independent directors of SPAC are entering into a deed of amendment to amend the Sponsor Support Agreement and Deed, dated as of September 15, 2021 by and among the Company, SPAC, PubCo, Sponsor and the independent directors of SPAC, pursuant to which the lock-up period applicable to Sponsor is to be amended; and

WHEREAS, the Parties desire to amend certain provisions of the Shareholder Support Agreement in accordance with Section 8.2 of the Shareholder Support Agreement and as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Defined Terms. Unless otherwise revised pursuant to this Amendment Deed, all capitalized terms used but not defined in this Amendment Deed shall have the meaning assigned to such terms in the Shareholder Support Agreement.

2.	Amendments.

(a)	Section 6.3(b)(i) of the Shareholder Support Agreement is hereby amended and restated in its entirety as follows:

“(b)          “Applicable Period” means the period commencing on the Acquisition Closing Date and ending:

(i)            for all PubCo Ordinary Shares the Key Executive or any of his controlled affiliate(s) is entitled to receive as Acquisition Merger Consideration and upon settlement of the Converted Key Executive RSU Awards (collectively, the “Key Executive Lock-Up Shares”), (A) with respect to fifty percent (50%) of the Key Executive Lock-Up Shares, on the earliest of (x) six (6) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty- (30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and (B) with respect to fifty percent (50%) of the Key Executive Lock-Up Shares, on the earliest of (x) twelve (12) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty- (30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and”

(b)	Section 8.2 (Miscellaneous.) of the Shareholder Support Agreement shall be amended and restated in its entirety to read as follows:

“8.2     Miscellaneous. The provisions of Section 1.2 and Article XI of the Business Combination Agreement (other than Sections 11.1 (Trust Account Waiver), 11.10 (Disclosure Letters), 11.12 (Amendments), 11.18 (Non-Survival of Representations, Warranties and Covenants) and 11.19 (Conflicts and Privilege) thereof are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.”

(c)	The following sentence is hereby added to the Shareholder Support Agreement as Section 8.3:

“8.3     Amendments. This Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Agreement, which makes reference to this Agreement and which shall be executed by all parties hereto.”

3.	Consent and Waiver.

(a)	Lawrence Chi Hung Tzang (“Lawrence”) hereby acknowledges, agrees and consents to the amendment to the Applicable Period for the Key Executive Lock-Up Shares as set forth in Section 2 hereof.

(b)	Notwithstanding the foregoing, Lawrence hereby unconditionally and irrevocably waives (a) his right under Section 6.2 of the Shareholder Support Agreement to amend the Applicable Period for his Lock-Up Shares under the same terms and conditions and on a pro rata basis, and (b) the requirement under Section 6.2 of the Shareholder Support Agreement that the Company and PubCo provide at least five (5) Business Days’ advance written notice to Lawrence of the amendment to the Applicable Period for the Key Executive Lock-Up Shares, in each case solely with respect to the amendment to the Applicable Period for the Key Executive Lock-Up Shares as set forth in Section 2(a) hereof. Lawrence further confirms that Section 6.3(b)(ii) of the Shareholder Support Agreement shall remain unchanged.

4.	Miscellaneous.

(a)	Except as expressly amended and/or superseded by this Amendment Deed, the Shareholder Support Agreement remains and shall remain in full force and effect. This Amendment Deed shall not constitute an amendment or waiver of any provision of the Shareholder Support Agreement, except as expressly set forth herein. Upon the execution and delivery hereof, the Shareholder Support Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Shareholder Support Agreement. This Amendment Deed and the Shareholder Support Agreement shall each henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Shareholder Support Agreement. If and to the extent there are any inconsistencies between the Shareholder Support Agreement and this Amendment Deed with respect to the matters set forth herein, the terms of this Amendment Deed shall control.

(b)	All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Shareholder Support Agreement shall refer to the Shareholder Support Agreement as amended by this Amendment Deed. Notwithstanding the foregoing, references to the date of the Shareholder Support Agreement (as amended hereby) and references in the Shareholder Support Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to September 15, 2021.

(c)	All references to the “Business Combination Agreement” in the Shareholder Support Agreement (as amended by this Amendment Deed) shall refer to the Amended BCA.

(d)	This Amendment Deed may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Amendment Deed, which makes reference to this Amendment Deed and which shall be executed by all parties hereto.

(e)	Article VIII of the Shareholder Support Agreement is hereby incorporated by reference mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GROUP LIMITED

Signature:
Name:
Title:

In the presence of:

Witness

Signature:
Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ARTISAN ACQUISITION CORP.

Signature:
Name:
Title:

In the presence of:

Witness

Signature:
Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GLOBAL LIMITED

Signature:
Name:
Title:

In the presence of:

Witness

Signature:
Print Name:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Danny Sheng Wu Yeung

Signature:
Name:

In the presence of:

Witness:

Name:
Title:

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Lawrence Chi Hung Tzang

Signature:
Name:

In the presence of:

Witness:

Name:
Title:

[Signature Page to Deed of Amendment]

SCHEDULE A

PARTICULARS OF SHAREHOLDERS AND SUBJECT SHARES

Shareholder Name and Address:	Subject Shares:
Danny Sheng Wu Yeung	4,005,679 Ordinary Shares
Address: RM 09, 8/F, BLK C, Villa Lotto,	772,184 Series A Preferred Shares
18 Broadwood Road, Happy Valley,
Hong Kong
Attention: Danny Yeung
E-mail Address: danny@prenetics.com
Lawrence Chi Hung Tzang	1,889,095 Ordinary Shares
Address: Flat G, 53/F, Tower 7, Sky Tower,
28 Sung Wong Toi Road, Tokwawan, Kowloon,
Hong Kong
Attention: Lawrence Tzang
E-mail Address: lawrence@prenetics.com